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                              Overnight Address with checks:
Mailing Address               F.C.N.P.C.                         Mailing Address                    [LOGO] ANCHOR NATIONAL
with checks:                  Attn:  P.O. Box 100330             without checks:
P. O. Box 100330              1111 Arroyo Parkway                P. O. Box 54299                    1 SunAmerica Center
Pasadena, CA  91189-0001      Pasadena, CA  91105                Los Angeles, CA   90054-0299       Los Angeles, CA   90067-6022
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DEFERRED ANNUITY APPLICATION                                                                                      ANA-513 (3/99)
DO NOT USE HIGHLIGHTER.  Please Print or type.

A. OWNER              [ ] Mr.     [ ] Mrs.     [ ] Ms.     [ ] Miss     [ ] Dr.     [ ] Sr.     [ ] Jr.

                      ----------------------------------------------------------------------------------------------------------
                      LAST NAME                                     FIRST NAME                                MIDDLE INITIAL

                      ----------------------------------------------------------------------------------------------------------
                      STREET ADDRESS

                      ----------------------------------------------------------------------------------------------------------
                      CITY                                            STATE                                       ZIP CODE

                      JOINT OWNER (IF ANY, MUST BE SPOUSE)
                                                          ----------------------------------------------------------------------
                                                          LAST NAME                     FIRST NAME              MIDDLE INITIAL

                      MO.     DAY      YR.       [ ] M   [ ] F                                            (    )
                      --------------------                            ---------------------------          ---- ----------------
                      DATE OF BIRTH                   SEX             SOC. SEC. OR TAX ID NUMBER            TELEPHONE NUMBER

B. ANNUITANT
  (Complete only      ----------------------------------------------------------------------------------------------------------
   if different from  LAST NAME                                     FIRST NAME                                MIDDLE INITIAL
   owner)
                      ----------------------------------------------------------------------------------------------------------
                      STREET ADDRESS

                      ----------------------------------------------------------------------------------------------------------
                      CITY                                            STATE                                       ZIP CODE

                      MO.     DAY      YR.       [ ] M   [ ] F                                            (    )
                      --------------------                            ---------------------------          ---- ----------------
                         DATE OF BIRTH               SEX               SOC. SEC. OR TAX ID NUMBER            TELEPHONE NUMBER

                      JOINT ANNUITANT (IF ANY)
                                              ----------------------------------------------------------------------------------
                                              LAST NAME                            FIRST NAME              MIDDLE INITIAL

                      MO.     DAY      YR.       [ ] M   [ ] F                                            (    )
                      --------------------                            ---------------------------          ---- ----------------
                      DATE OF BIRTH                   SEX             SOC. SEC. OR TAX ID NUMBER            TELEPHONE NUMBER

C. WITHDRAWAL         [ ] Option 1:  7 Years (with DCA Fixed Account Options)
   CHARGE PERIOD      [ ] Option 2:  9 Years (with Payment Enhancement Provisions)
   (Owner must            (See your financial representative and the prospectus for information about these options.)
   choose one option)

D. DEATH BENEFIT      [ ]  Purchase Payment Accumulation Death Benefit Option
   (Owner must        [ ]  Maximum Anniversary Value Death Benefit Option
    choose one)            (See your financial representative and the prospectus for information about these options.)


E. BENEFICIARY        -----------------------------------------------------------------------------   PRIMARY [ ] CONTINGENT [ ]
                      LAST NAME         FIRST NAME          MIDDLE INITIAL            RELATIONSHIP


                      -----------------------------------------------------------------------------   PRIMARY [ ] CONTINGENT [ ]
                      LAST NAME         FIRST NAME          MIDDLE INITIAL            RELATIONSHIP

F. TYPE OF            [ ] NON-QUALIFIED.  If non-qualified, is this a 1035 Exchange?                  [ ]  YES  [ ]  NO
   CONTRACT               If yes, please complete a "Request for Transfer or 1035 Exchange" form (SA-2500RL).
                      [ ] QUALIFIED, as indicated below.  Is this a direct transfer?                  [ ]  YES  [ ]  NO
                          If yes, please complete a "Request for Transfer or 1035 Exchange" form (SA-2500RL).
                          Please select an appropriate plan for qualified monies.
                      [ ] SEP   [ ] 403(b)   [ ] Terminal funding   [ ] 457   [ ] 401 retirement plan   [ ] IRA Tax Year_______
                      [ ] IRA rollover   [ ] IRA transfer   [ ] Roth IRA   Roth IRA origination date__________   [ ] Other_____

G. ANNUITY DATE       MO.     DAY      YR.       Date annuity payments ("income payments") begin. (Must be at least 2 years
                      ------------------------   after the Contract ANNUITY DATE Date. Maximum age is the later of the Owner's
                                                 Age 90 or 10 years after Contract Date. NOTE: If left blank, the Annuity Date will default to maximum for non-qualified and to 70 1/2 for qualified contracts.)


ANA-513 (3/99)                                                OVER
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DEFERRED ANNUITY APPLICATION                                                                              ANA-513 (3/99) SIDE 2
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H. PURCHASE           [ ] INITIAL PURCHASE PAYMENT: $_____________________
   PAYMENT(S)             Minimum initial payment is [$5,000] for nonqualified contracts; [$2,000] for qualified contracts.
                          Payments may be wired or mailed.  Make check payable to: Anchor National Life Insurance Company and
                          Include Social Security Number on the check.
                      [ ] AUTOMATIC PAYMENTS: $_____________________
                          To establish automatic bank drafts for future Purchase Payments, include a completed "Automatic
                          Payment Authorization" ( Form SA-2233POS), and a voided check.

I. SPECIAL            [ ] SYSTEMATIC WITHDRAWAL:  Check the box at left and include a "Systematic Withdrawal
   FEATURES               Application" ( Form R-5550SW).
                      [ ] DOLLAR COST AVERAGING:  Check the box at left and include a completed "Dollar Cost Averaging
                          Application"  (Form R2-5551DCA).
                      [ ] PRINCIPAL ADVANTAGE:  Check the box at left. Under Investment Instructions, indicate the fixed account desired and specify other allocations as percentages.

J. TELEPHONE/         Do you wish to authorize telephone TRANSFERS, subject to the conditions set forth below? [ ] YES [ ] NO
   INTERNET           Do you wish to authorize Internet TRANSFERS, subject to the conditions set forth below?  [ ] YES [ ] NO
   TRANSFERS          (If no election is indicated the Company will default to yes for transfers via the telephone or Internet.)
   AUTHORIZATION      I authorize the Company to accept telephone and/or Internet instructions for transfers in any amount among investment options from anyone providing proper identification subject to restrictions and limitations contained in the contract and related prospectus, if any. I understand that I bear the risk of loss in the event of a telephone or Internet instruction not authorized by me. The Company will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the requestor and therefore, the Company will record telephone conversations containing transaction instructions, request personal identification information before acting upon telephone instructions and send written confirmation statements of transactions to the address of record. For
                      Internet transfers the Company will require proper password or Internet authentication, keep records of all such transactions and send confirmations to the address of record.

                      Do you authorize the delivery of the prospectus and other required documentation to your personal Internet
                      Address in lieu of receipt by mail? [ ] YES [ ] NO

                      If YES, You MUST indicate Your Internet Address in the space provided.
                                                                                             -----------------------------------
                                                                                                       Internet Address
K. SPECIAL
   INSTRUCTIONS       ----------------------------------------------------------------------------------------------------------

                      ----------------------------------------------------------------------------------------------------------

L. STATEMENT OF       This Contract [ ]  WILL [ ]  WILL NOT replace an existing life insurance or annuity contract. (If this
   OWNER              will replace an existing policy, please indicate name of issuing company and contract number below.)

                      COMPANY NAME                                           CONTRACT NUMBER
                                  ------------------------------------                      ------------------------------------

                      I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this Enrollment Form shall be a part of any Contract issued by the Company. I
                      VERIFY MY UNDERSTANDING THAT ALL PURCHASE PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON
                      INVESTMENT EXPERIENCE OF THE VARIABLE PORTFOLIOS, ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. IF
                      THE RETURN OF PURCHASE PAYMENTS IS REQUIRED UNDER THE RIGHT TO EXAMINE PROVISION OF THE CONTRACT, I
                      UNDERSTAND THAT THE COMPANY RESERVES THE RIGHT TO ALLOCATE MY PURCHASE PAYMENT(S) AND ANY INITIAL PAYMENT
                      ENHANCEMENT(S), IF APPLICABLE, TO THE CASH MANAGEMENT PORTFOLIO UNTIL THE END OF THE RIGHT TO EXAMINE
                      PERIOD. I FURTHER UNDERSTAND THAT AT THE END OF THE RIGHT TO EXAMINE PERIOD, THE COMPANY WILL ALLOCATE MY
                      FUNDS ACCORDING TO MY INVESTMENT INSTRUCTIONS. I UNDERSTAND THAT ALL PAYMENTS AND VALUES BASED ON THE
                      MULTI-YEAR FIXED ACCOUNT OPTIONS ARE SUBJECT TO A MARKET VALUE ADJUSTMENT FORMULA, WHICH MAY RESULT IN
                      UPWARD AND DOWNWARD ADJUSTMENTS IN AMOUNTS AVAILABLE FOR WITHDRAWAL. I UNDERSTAND THE TERMS OF THE
                      WITHDRAWAL CHARGE PERIOD THAT I SELECTED. I ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUSES FOR
                      [POLARIS II] INCLUDING THE SUNAMERICA SERIES TRUST AND ANCHOR SERIES TRUST PROSPECTUSES. I HAVE READ THEM
                      CAREFULLY AND UNDERSTAND THEIR CONTENTS.

                      Signed at
                               ----------------------------------------------------------------     ----------------------------
                                   CITY                                    STATE                    DATE

                      ----------------------------------------------------------          --------------------------------------
                      OWNER'S SIGNATURE                                                   REGISTERED REPRESENTATIVE'S SIGNATURE

                      ----------------------------------------------------------
                      JOINT OWNER'S SIGNATURE (IF APPLICABLE)

M. LICENSED/          Will this Contract replace in whole or in part any existing life insurance or annuity contract?
   REGISTERED                                                                                                   [ ]  YES [ ]  NO
   REPRESENTATIVE
                      ----------------------------------------------------------------------------------------------------------
                      REPRESENTATIVE'S LAST NAME            FIRST NAME             MIDDLE INITIAL               SOC. SEC. NUMBER
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    INFORMATION
                      ----------------------------------------------------------------------------------------------------------
                      REPRESENTATIVE'S STREET ADDRESS                CITY                            STATE            ZIP CODE

                                                  (     )
                      ------------------------    ---------------------------------------------------   ------------------------
                      BROKER/DEALER FIRM NAME     REPRESENTATIVE'S TELEPHONE NO.                        LICENSED AGENT ID NUMBER


ANA-513 (3/99)


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INVESTMENT INSTRUCTIONS FOR FIXED ACCOUNT OPTIONS AND  VARIABLE PORTFOLIOS                                 ANA-513 (3/99) SIDE 3
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Choose from the Variable Portfolios and the applicable Fixed Account Options listed below. If Dollar Cost Averaging was selected in Section I, then [Form R2-5551DCA] must accompany this Deferred Annuity Application. Allocations must be expressed in whole percentages and total allocation must equal 100%.

VARIABLE PORTFOLIOS

      ____ PORTFOLIO ____             ____ MANAGER ____                ____ PORTFOLIO ____            ____ MANAGER ____

      __%  Cash Management          SunAmerica Asset Mgmt. Corp.      __%   "Dogs" of Wall Street  SunAmerica Asset Mgmt. Corp.

      __%  Government & Quality     Wellington  Mgmt. Co., LLP        __%  Alliance Growth         Alliance Capital Mgmt. L.P.
           Bond

      __%  Corporate Bond           Federated Investors               __%  Growth                  Wellington  Mgmt. Co., LLP

      __%  Global Bond              Goldman Sachs Asset Mgmt.         __%  Putnam Growth           Putnam Investment Mgmt., Inc.

      __%  High-Yield Bond          SunAmerica Asset Mgmt. Corp.      __%  Real Estate             Davis Selected Advisers, L.P.

      __%  Worldwide High Income    Morgan Stanley Asset Mgmt.        __%  Natural Resources       Wellington  Mgmt. Co., LLP

      __%  SunAmerica Balanced      SunAmerica Asset Mgmt. Corp.      __%  MFS Mid-Cap Growth      Massachusetts Financial
                                                                                                   Services Co.
      __%  MFS Total Return         Massachusetts Financial           __%  Capital  Appreciation   Wellington  Mgmt. Co., LLP
                                    Services Co.
      __%  Asset Allocation         Goldman Sachs Asset Mgmt.         __%  Aggressive Growth       SunAmerica Asset Mgmt. Corp.

      __%  Utility                  Federated Investors               __%  Int'l. Growth and       Putnam Investment Mgmt., Inc.
                                                                           Income
      __%  Growth-Income            Alliance Capital Mgmt. L.P.       __%  Global Equities         Alliance Capital Mgmt. L.P.

      __%  MFS Growth and Income    Massachusetts Financial           __%  Int'l. Diversified      Morgan Stanley Asset  Mgmt.
                                    Services Co.                           Equities
      __%  Federated Value          Federated Investors               __%  Emerging Markets        Putnam Investment Mgmt., Inc.

      __%  Venture Value            Davis Selected Advisers, L.P.


FIXED ACCOUNT OPTION GUARANTEE PERIODS

_____% 1 yr.               _____ % 3 yr.              ______% 5 yr.              ______% 7 yr.              _____%10 yr.

DCA FIXED ACCOUNT OPTION GUARANTEE PERIODS

IMPORTANT:  THE DCA FIXED ACCOUNT  OPTIONS ARE AVAILABLE ONLY IF OPTION 1 (THE 7 YEAR  WITHDRAWAL  CHARGE PERIOD) IN
SECTION C WAS SELECTED.  [Form R2-5551DCA] must accompany this Deferred Annuity Application.

_____% 6 Month DCA                  _____% 1 yr. DCA


FRAUD WARNING: ANY PERSON WHO WITH INTENT TO DEFRAUD OR KNOWING THAT HE IS FACILITATING A FRAUD AGAINST AN INSURER, SUBMITS AN
APPLICATION OR FILES A CLAIM CONTAINING A FALSE OR DECEPTIVE STATEMENT MAY BE GUILTY OF INSURANCE FRAUD.


-------------------------------------------       ------------------------------------------                --------------------
OWNER'S SIGNATURE                                 REGISTERED  REPRESENTATIVE'S SIGNATURE                    DATE

-------------------------------------------
JOINT OWNER'S SIGNATURE


REGISTERED/LICENSED REPRESENTATIVE INFORMATION

(   )
-------------------------------------------       -------------------------------------             ----------------------------
REPRESENTATIVE'S TELEPHONE NO.                    LICENSED AGENT ID NUMBER                          BROKER/DEALER FIRM NAME
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  FOR OFFICE USE ONLY





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ANA-513 (3/99)
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